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EXHIBIT 10.29

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                                                      OCS-P 0300; 0301; AND 0306

                                                 CHANNEL ISLANDS AREA MAP NO. 6C

                                            BLOCKS 33N 37W; 33N 36W; AND 32N 36W

                                                         RIGHT-OF-WAY OCS-P 0547

                SUPPLEMENTAL BOND FOR DECOMMISSIONING LIABILITIES
                                 TRUST AGREEMENT
                               (per 30 CFR 256.52)

         This Supplemental Bond For Decommissioning Liabilities Trust Agreement (as amended, supplemented, or restated from time to time, this "AGREEMENT"), is dated effective as of March 1, 2007, and is entered into among the following parties:

         U.S. BANK NATIONAL ASSOCIATION (in its capacity as trustee, together with its successors and substitutes in trust pursuant to the terms hereof, the "TRUSTEE");

         PACIFIC ENERGY RESOURCES LTD. (the "SETTLOR"); and

         The United States of America, acting by and through the MINERALS MANAGEMENT SERVICE OF THE UNITED STATES DEPARTMENT OF THE INTERIOR (the "BENEFICIARY").

         WHEREAS, in order to fulfill certain obligations and conditions described below, the Settlor and the Beneficiary have entered into this Agreement;

         WHEREAS, the Beneficiary has determined that the estimate of abandonment liability for those oil and gas leases bearing Serial Nos. OCS-P 0300, 0301 and 0306 (the "OCS LEASES") and associated platforms, wells, equipment and pipelines, specifically Platforms Elly, Ellen and Eureka, and Pipeline Right-of-Way OCS-P 0547, is $126,691,000.00 (the "BETA ABANDONMENT LIABILITY");

         WHEREAS, those certain record title interests in the OCS Leases that have been acquired by the Settlor are referred to herein as the "BETA INTERESTS";

         WHEREAS, the interest in the federal pipeline right-of-way bearing Serial No. OCS-P 0547 now held by the San Pedro Bay Pipeline Company ("SPBPC") is referred to herein as the "SPBPCO INTEREST";

         WHEREAS, the Settlor has agreed to deliver to the Trustee a U.S. Treasury Note in the original principal amount of $90,000,000.00, which with reinvestment of the earnings from the Note, its replacement Notes and if necessary additional capital contributions shall be equal to $126,700,000.00 on


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March 31, 2014,which is deemed by the Beneficiary as sufficient to serve as security for the Beta Abandonment Liability (the "SUPPLEMENTAL BOND TREASURY NOTE");

         WHEREAS, the Settlor has established a trust account designated as "Pacific Energy Resources Ltd. Decommissioning Liabilities Trust Account," having account number 104821002 maintained with the Trustee (the "TRUST ACCOUNT"), which is a lease specific abandonment account pursuant to the Beneficiary's rules and regulations.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         1.1 TERMS DEFINED ABOVE. As used in this Agreement, the terms "Agreement", "Beneficiary", "Beta Abandonment Liability", "Beta Interests", "SPBPCo Interests", "Supplemental Bond Treasury Note", "Settlor", "Trust Account", and "Trustee" and those other terms or words in the recitals of this Agreement are defined above.

         1.2 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "TRUST FUNDS" shall mean the Trust Account, the Supplemental Bond Treasury Note and all other funds that may be, from time to time, deposited into the Trust Account by the Settlor, including any interest earned on such funds and other property in the Trust Account, and all certificates, instruments, and documents representing, evidencing, or issued in connection therewith, and all proceeds thereof.

         "PREDECESSORS" shall have the meaning given to it in SECTION 2.6(c) of this Agreement.

         "PROPERTY" or "PROPERTIES" shall mean the OCS Leases and associated platforms, wells, equipment and pipelines, specifically, Platforms Elly, Ellen and Eureka and, including without limitation, the Pipeline Right-of-Way bearing Serial No. OCS-P 0547.

         "MMS COMPLIANCE DOCUMENTS" shall mean all assignments of the OCS Leases to the Settlor comprising the Beta Interests and such other forms and documents required by the Beneficiary in connection therewith.

         1.3 OTHER DEFINITIONAL PROVISIONS.

         (a) The words "hereby", "herein", "herein after", "herein above", "herein below", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular article, section or provision of this Agreement.

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         (b) References to any article, section or exhibit refer to, this
Agreement unless otherwise specified.

                                   ARTICLE II

                              DECLARATION OF TRUST

         2.1 APPOINTMENT OF TRUSTEE. The Settlor and the Beneficiary hereby appoint U.S. BANK NATIONAL ASSOCIATION as the trustee under this Agreement, and the Trustee hereby accepts such appointment.

         2.2 TRANSFER OF FUNDS. The Settlor shall, on the date of approval of the MMS Compliance Documents and the acceptance by the Beneficiary approving the Settlor as the designated unit operator for the Beta Unit, or immediately thereafter, deposit the Supplemental Bond Treasury Note into the Trust Account. Any and all funds so transferred into the Trust Account are deemed to be Trust Funds, are subject to this Agreement, and shall be held by the Trustee pursuant to the terms of this Agreement.

         2.3 DECLARATION OF TRUST. The Trustee declares that it will hold the Trust Funds in trust on behalf of the Beneficiary and for the use and benefit of the Beneficiary pursuant to the terms of this Agreement.

         2.4 CONTROL AND ADMINISTRATION OF TRUST FUNDS.

         (a) Except as expressly provided in this Agreement (including upon termination of this Agreement pursuant to SECTION 5.11), the Trustee shall not permit the Settlor to withdraw or transfer any of the Trust Funds from the Trust Account. The Trustee shall not permit the Beneficiary to withdraw or transfer from the Trust Account any of the Trust Funds other than as expressly provided for herein. The Trustee shall comply with all orders and directions with respect to the Trust Funds from the Beneficiary and the Predecessors without further consent from the Settlor; PROVIDED that the Trustee shall not comply with any orders or direction from the Predecessors unless the Beneficiary consents thereto.

         (b) The Supplemental Bond Treasury Note shall remain invested in such form in accordance with the terms thereof. The Settlor and the Beneficiary direct the Trustee to invest all other Trust Funds in interest bearing cash equivalents. In the absence of written, joint instructions, such interest and any other Trust Funds will be placed in a U.S. Bank National Association FDIC Insured Money Market Account. For tax reporting and withholding purposes, all income earned on investments of the Trust Funds shall be allocable to the Settlor.

         2.5 PERIODIC ACCOUNT STATEMENTS; FURTHER INFORMATION. The Trustee shall provide to the Settlor and the Beneficiary monthly statements detailing all transactions affecting the Trust Funds and, promptly following the written request of the Settlor and the Beneficiary for any information regarding the Trust Funds that the Settlor and the Beneficiary may reasonably request.

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         2.6 REPRESENTATIONS AND WARRANTIES.

         (a) The Trustee represents and warrants to the Settlor and the Beneficiary that the Trustee has not received any prior notice of any assignment of, grant of security interest in, pledge of or claim against any of, the Trust Funds, except as set forth in SECTION 2.6(c).

         (b) The Settlor represents and warrants to the Trustee and the Beneficiary that the Settlor has not received any prior notice of any assignment, grant of security interest in, pledge of or claim against any of the Trust Funds, except as set forth in SECTION 2.6(c).

         (c) The Settlor has granted security interests in the Supplemental Bond Treasury Note to Aera Energy LLC ("AERA"), the former operator of the Beta Interests, a former working interest owner of the OCS Leases and the former lessee of the SPBPCo Interests, and to SWEPI LP ("SWEPI"; together with Aera, collectively called the "PREDECESSORS"), a former working interest owner of the OCS Leases, in each case to secure payment and performance of the Beta Abandonment Liability, which security interests are expressly subordinate in all respects to the interests of the Beneficiary under this Agreement.

         2.7 WAIVER OF RIGHT TO SET-OFF. The Trustee hereby waives all claims and rights of set-off and banker's and other possessory liens against the Trust Funds. The Trustee agrees not to set-off or reduce the amounts to be paid on the Trust Funds by reason of any liability or obligation that the Settlor or any other person or entity may have to the Trustee and acknowledges and agrees that its obligation to transfer all amounts owing with respect to the Trust Funds in accordance with the this Agreement and the instructions of the Beneficiary and the Settlor not in conflict with the terms hereof is absolute and unconditional.

         2.8 FEES OF TRUSTEE. All usual and customary fees, expenses and other charges as set forth on SCHEDULE "A" attached hereto shall be the responsibility of the Settlor, and the Trustee shall have no priority with respect to the Trust Funds for such purposes and shall not be entitled to any compensation from the Beneficiary in performing this Agreement.

         2.9 BOOKS, RECORDS AND TAX RETURNS. The Trustee shall maintain appropriate books and records relating to the receipt and disbursement of all Trust Fund monies. The Trustee agrees to sign and/or file all returns with respect to taxes as the Settlor may cause to be prepared with respect to the Trust Funds and direct the Trustee to sign and/or file. The Trustee shall have no liability for any tax due and payable in connection with this Agreement except for taxes based upon or measured by amounts paid to the Trustee as fees or compensation under this Agreement. All taxes due on interest earned with respect to the Trust Funds are the responsibility of the Settlor, and shall not be paid from the Trust Funds.

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         2.10 SCOPE OF UNDERTAKING. The duties and responsibilities of the
Trustee in connection with this Agreement will be purely ministerial and limited to the duties and responsibilities expressly set forth in this Agreement. The Trustee is not a principal, participant or beneficiary in any transaction underlying this Agreement and will have no duty to inquire beyond the terms and provisions hereof. The Trustee will not be required to exercise any discretion hereunder and will have no responsibility with respect to investment or management of Trust Funds other than to act in accordance with the written instructions (including SECTION 2.4(b) above). The Trustee will never be required to use, advance, or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

         The Trustee may rely on, and will not be liable for acting or refraining from acting upon, any written notice, instruction, request, or other communication furnished to it pursuant to this Agreement and believed by it to have been signed or presented by the proper party or parties.

         The Trustee is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, which is not a party to this Agreement, except only
(a) such notices or instructions as are herein provided for in this Agreement and (b) orders or process of any federal court entered or issued with or without jurisdiction.

         If any property or Trust Funds subject hereto are at any time attached, garnished, or levied upon under any federal court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by a federal court order, or in case of any federal order, judgment or decree shall be made or entered by federal court affecting such property or any part hereof, then and in any of such events the Trustee is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it, PROVIDED that (unless otherwise ordered in such order, writ, judgment or decree) the Trustee shall not take any action until eleven (11) days after entry of such order, writ, judgment or decree, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated; unless the Trustee has received written notice that such order, writ, judgment or decree has been stayed by court order pending appeal.

         The Trustee may rely, and shall be protected in acting or refraining from acting, upon any instrument furnished to it hereunder and reasonably believed by it to be genuine and reasonably believed by it to have been signed or presented by the appropriate party or parties (including without limitation, with respect to any party which is a corporation, any instrument purporting to have been signed on its behalf by an authorized officer).

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         The Trustee shall make a reasonable effort to verify the validity and genuineness of any documents mentioned in this SECTION 2.10. If the Trustee has made such a reasonable effort, the Trustee shall not be responsible for the sufficiency or accuracy, or the form, execution, validity or genuineness, of documents or securities presented to it, nor shall it be responsible or liable in any respect on account of the identity, authority or rights of any person executing, depositing or delivering, or purporting to execute, deposit or deliver any such document, security or endorsement or this Agreement, or on account of or by reason of forgeries, false representations, or the exercise of its discretion in any particular manner.

         The Trustee shall not be liable for any damage, loss, liability, or delay caused by accidents, strikes, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, acts of God or any cause which is reasonably unavoidable or beyond its reasonable control.

         The Trustee may consult with Shipman & Goodwin or with other legal counsel of its own choosing reasonably acceptable to the Settlor and the Beneficiary who will not unreasonably withhold their consent to counsel, and shall be entitled to advice of such legal counsel concerning all matters of this Trust Agreement. The Trustee may act upon the opinion or advice of such legal counsel in the exercise of its reasonable care.

         The Settlor hereby agrees to protect, defend, indemnify and hold harmless the Trustee against and from any and all costs, losses, liabilities, expenses (including counsel fees and expenses) and claims imposed upon or asserted against the Trustee on account of any action taken or omitted to be taken in connection with its acceptance of or performance of its duties and obligations under this Agreement, except as a result of its gross negligence or willful malfeasance, as well as the costs and expenses of defending itself against any claim or liability arising out of or relating to this Agreement. This indemnification shall survive the release, discharge, termination and/or satisfaction of the Agreement. If the Settlor is required to make payment to the Trustee with respect to any claims asserted under this SECTION 2.10, such payment shall not be deducted from the Trust Funds, but shall be paid from the Settlor's corporate resources.

         The Settlor and the Trustee acknowledge and agree that neither the Beneficiary nor the Predecessors shall have any obligation to pay any fees, costs or expenses of the Trustee or the Settlor under this Agreement, and neither the Beneficiary nor the Predecessors has any obligation to indemnify or hold harmless the Settlor or the Trustee under this Agreement.

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                                   ARTICLE III

                       RESIGNATION AND REMOVAL OF TRUSTEE:
                            APPOINTMENT OF SUCCESSORS

         3.1 RESIGNATION; REMOVAL; SUCCESSOR TRUSTEE. The Trustee or any successor thereto may, with respect to the trust created hereby, resign at any time without cause by giving at least ten (10) days' prior written notice to the Settlor and the Beneficiary such resignation to be effective on the date of appointment of a successor Trustee as hereinafter provided. In the case of the resignation of the Trustee, the Settlor and the Beneficiary will appoint a successor Trustee by written instrument signed by the Settlor and the Beneficiary.

         In the event the Settlor and the Beneficiary shall not have appointed a successor Trustee within ten (10) days after such resignation by the Trustee, the Trustee will continue as Trustee and may, at the sole expense of the Settlor, apply to a state or federal court in the State of California, having jurisdiction (the "COURT"), to appoint a successor Trustee to act effective as of the date specified by the Court until such time, if any, as a successor is appointed by the Settlor and the Beneficiary as above provided. Any successor Trustee so appointed by such Court will immediately and without further act be superseded by any successor Trustee thereafter appointed by the Settlor and the Beneficiary. In addition, the Settlor and the Beneficiary may at any time remove the Trustee with or without cause by written notice to the Trustee signed by the Settlor and the Beneficiary designating the effective date of any such removal and the party to serve as successor Trustee. A successor Trustee hereunder will be deemed the Trustee for all purposes hereof, and each reference herein to the Trustee will thereafter be deemed to refer to such successor.

         3.2 ACCEPTANCE OF APPOINTMENT. Any successor Trustee, whether appointed by the Court or by the Settlor and the Beneficiary, will execute and deliver to its predecessor Trustee an instrument reasonably satisfactory to such predecessor Trustee accepting the appointment, and thereupon such successor Trustee, without further act, will become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee under this Agreement with like effect as if the successor had been originally named as the Trustee in this Agreement.

         Upon the written request of such successor Trustee, such predecessor Trustee will execute and deliver an instrument reasonably satisfactory to such successor Trustee transferring to the successor Trustee, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee will duly assign, transfer, deliver and pay over to such successor Trustee any property or monies then held by such predecessor Trustee which are subject to this Agreement.

         3.3 QUALIFICATIONS OF SUCCESSOR TRUSTEE. Any successor to the Trustee, however appointed, will be a bank or trust company organized under the laws of the United States or any jurisdiction thereof having (or, in the case of a subsidiary or a bank holding company, its corporate parent shall have) a combined capital and surplus of at least $500,000,000 and will be able to perform the duties of the Trustee hereunder upon commercially reasonably or customary terms.

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         3.4 MERGER OF TRUSTEE. Any corporation into which the Trustee may be merged, consolidated, or converted or any successor by merger, conversion or consolidation or any corporation to which the Trustee may transfer all or substantially all of its corporate trust business (including the administration of the trust created by this Agreement) may be the Trustee under this Agreement without any further act.

         3.5 STATUS OF SUCCESSOR TRUSTEE. A successor Trustee will have the same duties, powers and discretion as conferred on its predecessor Trustee. A successor Trustee may accept the assets of the trusts delivered to it by its predecessor Trustee as constituting the entire assets of the trust created under this Agreement and will not be required to investigate whether or not the entirety has been delivered to it or to investigate any acts, omissions, or misconduct of its predecessor Trustee.

                                   ARTICLE IV

                                  DISBURSEMENTS

         4.1 LEASE OBLIGATIONS. In accordance with all applicable federal laws and regulations, the Settlor will commence to perform all lease obligations pertaining to the Beta Interests on the date of approval of the MMS Compliance Documents and the acceptance by the Beneficiary thereof.

         4.2 NOTICE AFTER PLUGGING. Upon completion of all plugging and abandonment operations pertaining to all wells now existing or hereafter drilled and completed, and all wells hereafter redrilled and recompleted on the OCS Leases or the Beta Interests, the Settlor will provide the Beneficiary and the Trustee a certificate executed by an officer of the Settlor verifying that the operation was conducted in compliance with (a) applicable federal laws and regulations, (b) the OCS Leases, affected by such operation, and (c) the applicable operating agreement(s) pertaining to such leases. At the same time, the Settlor shall furnish a copy of such certificate to the Predecessors, and such certificate shall state that a copy is being furnished to the Predecessors.

         The Settlor will be entitled, with the written concurrence of the Beneficiary and the Predecessors, to a disbursement of the amount incurred in such plugging and abandonment operations, which shall be released from the Trust Funds to the Settlor, as provided in SECTION 4.3. Prior to release of funds, proof of payment of all royalties, penalties, and other lease obligations, and proof of full payment to all vendors may be required. Should the Beneficiary and the Predecessors agree to release such funds for any work performed by a subcontractor(s), the check(s) for payment may be issued jointly in the name of the Settlor and the vendor(s).

         4.3 FINAL NOTICE. When all wells, equipment, facilities and structures associated with or attributable to the Beta Interests have been properly and prudently plugged, abandoned and restored in compliance with (a) applicable Federal laws and regulations, (b) the OCS Leases, and (c) the applicable


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operating agreement(s), then the Settlor will deliver to the Beneficiary and the
Trustee a certificate, executed by an officer of the Settlor, certifying that such matters have been completed and listing all invoices and confirm that all invoices associated with such work have been fully paid and discharged. At the same time, the Settlor shall furnish a copy of such certificate to the Predecessors, and such certificate shall state that a copy is being furnished to the Predecessors. Upon the Beneficiary's and the Predecessors' written concurrence to release of all or a portion of the Trust Funds (which concurrence will be promptly given if the Settlor has complied with the terms of this Agreement), the Trustee shall be authorized to immediately release to the Settlor all or such portion of all funds, including principal and interest, remaining in the Trust Funds, as set forth in a joint certificate of the Settlor, the Beneficiary and the Predecessors delivered to the Trustee. The Beneficiary will furnish its written concurrence (if the Settlor has complied with the terms of this Agreement) by executing and delivering such joint certificate within thirty (30) days after the Beneficiary's receipt of the Settlor's certificate referenced above. The Predecessors will furnish their written concurrence (if the Settlor has complied with the terms of this Agreement) by executing and delivering such joint certificate within five (5) business days after the Predecessors' receipt of the joint certificate, executed by the Settlor and the Beneficiary, referenced above, and unless the Predecessors have notified the Trustee in writing within such five (5) business days objecting to such release of the Trust Funds to the Settlor, the Predecessors shall be deemed to have given their written concurrence.

         4.4 DEFAULTS. Any one of the following events shall be an event of default attributed to the Settlor:

         (a) if the Beneficiary has not received a true copy of the documentation submitted by the Settlor which demonstrates that the Settlor has satisfied the plugging, abandonment, and restoration obligations with respect to the Beta Interests no later than thirty (30) days after the obligation accrues in accordance with federal laws and regulations;

         (b) the Beta Abandonment Liabilities are not performed and completed in a timely and faithful manner;

         (c) in the Settlor's insolvency, application for adjudication in bankruptcy, application by or against the Settlor for assignment, composition, extension or receivership, or

         (d) the Settlor's failure to comply with any material obligation or covenant of this Agreement, subject to the Settlor's cure rights in SECTION 4.5 below.

         If the Trustee receives from the Beneficiary a certificate to the effect that an event of default has occurred, on which certificate the Trustee may rely, without inquiry, then it shall be lawful for, and the Settlor does hereby authorize the Trustee to, without notice to the Settlor, assign, transfer and deliver the all or any portion of the Trust Funds and any other amounts


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herein pledged and deposited, without recourse to judicial proceedings and without either demand, appraisal, advertisement or notice of any kind, all of which are hereby expressly waived by the Settlor, to the Beneficiary. The Trustee shall give notice to the Predecessors that the Trust Funds and all other amounts pledged or deposited under this Agreement have been transferred to the Beneficiary.

         4.5 PAYMENTS TO THE BENEFICIARY. If the Settlor fails to comply with any term or provision of this Agreement, the Beneficiary will notify the Settlor of such noncompliance. If the Settlor has not made the necessary corrections to comply with this Agreement within five (5) business days after such notification, then the Beneficiary may remedy such noncompliance, without prejudice to the Beneficiary's rights against the Settlor, and direct the Trustee to distribute to the Beneficiary funds from the Trust Funds to pay or reimburse the Beneficiary for the expenses incurred or to be incurred in remedying the noncompliance. The Trustee shall within three (3) business days of its receipt of notice and documentation of the expense incurred or to be incurred by the Beneficiary, distribute funds to the Beneficiary, or as otherwise directed by the Beneficiary, to pay or reimburse to the Beneficiary for expenses incurred or to be incurred to remedy the noncompliance. The Trustee may rely on documents delivered to it pursuant to this SECTION 4.5 without inquiry. The Trustee shall give notice to the Predecessors that such portion of the Trust Funds have been transferred to the Beneficiary.

         4.6 AUDIT BY THE BENEFICIARY. The Beneficiary shall have the right, at its own costs and expense, to audit the Settlor's records relating to the plugging, abandonment and restoration of the wells, equipment, facilities and structures associated with or attributable to the Properties in order to satisfy itself that the Settlor has complied with all of its obligations under this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 AMENDMENT. The parties hereto agree and acknowledge that they shall not amend, modify or waive any term or condition of this Agreement in any respect without the prior written consent of the Predecessors.

         5.2 NO LIENS. The Settlor represents and warrants that the funds to be deposited into the Trust Account shall be unencumbered and free and clear of liens, encumbrances, security interest or other burdens, except as described in
SECTION 2.6(c). The Settlor and the Beneficiary further agree to execute any such further documents as may be reasonably required to have the Trust Funds which are pledged to the Beneficiary paid and delivered to the Trustee.

         5.3 PARTIES TO AGREEMENT. The Trustee, the Beneficiary and the Settlor are parties to this Agreement. The Predecessors are an intended third party beneficiary of this Agreement.

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         5.4 NOTICES. All notices, requests, demands, and other communications to the respective parties of this Agreement and others shall be in writing (including telecopy), and shall be deemed to have been duly given or made when delivered by hand, on the date shown on the receipt by a recognized overnight courier delivery service, or, in the case of delivery by mail, two (2) business days after the day deposited postage prepaid in the United States mail, certified mail with return receipt requested and postage prepaid, or, in the case of telecopy notice, when receipt thereof is acknowledged orally or by written confirmation report by the party to whom it was addressed. The addresses for all notices are as follows:

         Trustee:                  U.S. Bank National Association
                                   633 West Fifth Street, 24th Floor
                                   Los Angeles, California 90071
                                   Attention: Corporate Trust Services (Pacific
                                   Energy Resources Ltd. Decommissioning
                                   Liabilities Trust  Agreement)
                                   Telephone:   (213) 615-6051
                                   Telecopy:    (213) 615-6199

         Settlor:                  Pacific Energy Resources Ltd.
                                   111 West Ocean Boulevard
                                   Suite 1240
                                   Long Beach, CA 90802
                                   Attention:  Mr. Vladimir Katic
                                   Telephone:  (661) 665-5200
                                   Facsimile:  (661) 665-5490

         Beneficiary:              United States of America
                                   Department of the Interior
                                   Minerals Management Service
                                   Pacific OCS Region
                                   770 Paseo Camarillo
                                   Camarillo, CA 93010
                                   Attention:  Ms. Ellen Aronson,
                                               Regional Manager
                                   Telecopy: 805-389-7526
                                   Telephone: 805-389-7502

         Predecessors:

                                   Aera Energy LLC
                                   Attn:  Strategic Development Group
                                   10000 Ming Avenue
                                   Bakersfield, CA  93311-1164
                                   Telephone:  661-665-5200
                                   Telecopy:   661-665-5490

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         - and -
                                   SWEPI LP
                                   Attn:  Brad Eubanks
                                   P.O. Box 576
                                   Houston, Texas 77001-0576
                                   Telephone: 281-544-3473
                                   Telecopy:  281-544-4006

Any person may, by proper notice complying with this SECTION 5.4, change any and all parts of its addresses. All notices shall be effective only upon actual receipt.

         5.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Trustee, the Settlor, and the Beneficiary and their respective legal representatives, successors and assigns. The rights, duties, and obligations of the Trustee hereunder may not be transferred, assigned, or delegated by the Trustee except as expressly provided in this Agreement. The rights, duties and obligations of the Settlor hereunder may not be transferred, assigned or delegated by the Settlor without the prior written consent of the Beneficiary.

         5.6 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Trust Agreement in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.7 NUMBER AND GENDER. Whenever the context requires, reference made to the singular shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

         5.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter and shall supersede any prior agreements, whether written or oral, among the parties.

         5.9 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement.

         5.10 TITLES OF ARTICLES AND SECTIONS. All titles or headings to articles or sections of this Agreement are only for the convenience of the parties and shall not be used to interpret or construe this Agreement.

         5.11 TERMINATION. This Agreement shall terminate upon the occurrence of any of the following conditions: The Settlor's compliance with all plugging and abandonment obligations and other lease obligations and all other Beta Abandonment Liabilities and as evidenced by certification by the Beneficiary. In such case, the Trustee shall transfer the Trust Funds as directed by the


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Settlor, and shall furnish the Predecessors with a copy of such certification by the Beneficiary and shall notify the Predecessors that the Trust Funds have been transferred.

         5.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THAT STATE'S CONFLICTS OF LAWS RULES.

         5.13 USA PATRIOT ACT INFORMATION. The Settlor, the Beneficiary and each other party to this Agreement shall provide to the Trustee such information as the Trustee may reasonably require to permit the Trustee to comply with its obligations under the federal USA Patriot Act. The Trustee shall not credit any amount of interest or investment proceeds earned on the Trust Funds pursuant to
SECTION 2.4(b), or make any payment of all or a portion of monies held by it in escrow pursuant to this Agreement, to any person unless and until such person has provided to the Trustee such documents as the Trustee may require to permit the Trustee to comply with its obligations under such Act.

         5.14 TAX REPORTING DOCUMENTATION. Within thirty (30) days after the execution of this Agreement, the Settlor shall provide to the Trustee its certified tax identification number on Form W-9 (or Form W-8 if such Party is a non-U.S. person) and such other forms and documents as the Trustee may reasonably request (collectively, "TAX REPORTING DOCUMENTATION"). The parties to this Agreement understand that, notwithstanding the provisions of SECTION 2.4(b), if such Tax Reporting Documentation is not so certified to the Trustee, the Trustee may be required by the Internal Revenue Code of 1986, as it may be amended from time to time, to withhold a portion of any interest or other income earned on the investment of monies or other property held by the Trustee pursuant to this Agreement.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]











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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                                TRUSTEE:
                                                --------

                                                U.S. Bank National Association


                                                BY: /s/ Daniel Norwick
                                                   ----------------------------
                                                Printed Name: Daniel Norwick
                                                Title: V.P.

                                                SETTLOR:
                                                --------

                                                Pacific Energy Resources Ltd.


                                                BY: /s/ Darren Katic
                                                    ----------------------------
                                                Printed Name: Darren Katic
                                                Title: President

                                                BENEFICIARY:
                                                ------------

                                                THE UNITED STATES OF AMERICA,
                                                ACTING BY AND THROUGH THE
                                                MINERALS MANAGEMENT SERVICE
                                                UNITED STATES DEPARTMENT OF THE
                                                INTERIOR


                                                BY: /s/ Ellen Aronson
                                                   ----------------------------
                                                Printed Name: Ellen Aronson
                                                Title:        Regional Manager
                                                              Pacific OCS Region




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